Subsequent events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent events

  Dividends: On July 23, 2019, the board of directors of the Partnership declared a cash distribution of $0.315 per common unit for the second quarter of 2019, which will be paid on August 15, 2019 to unit holders of record on August 2, 2019.
  Change of Manager: In August 2019 the Partnership completed the process of changing the manager of its vessels, from CSM to Capital-Executive Ship Management Corp. (“Capital-Executive”), a privately held company ultimately controlled by Mr. Miltiadis Marinakis. The agreement with Capital-Executive has the same terms and conditions of our floating fee management agreement with CSM. MV Cape Agamemnon will remain under the management of CSM under our floating fee management agreement with CSM.
  CMA CGM Amazon settlement: In September 2019, one of the Partnership’s subsidiaries reached a settlement with the U.S. Department of Justice (“DOJ”) regarding the M/V CMA CGM Amazon for oil record book violations. Under the terms of the agreement, the subsidiary pled guilty to oil record book violations with respect to the M/V CMA CGM Amazon. The subsidiary shall pay a fine of up to $500 and was placed on probation for 30 months. If, during the term of probation, the subsidiary fails to adhere to the terms of the plea agreement, the DOJ may withdraw from the plea agreement and would be free to prosecute the subsidiary on all charges arising out of its investigation, including any charges dismissed pursuant to the terms of the plea agreement, as well as potentially other charges. The subsidiary is also required to implement an environmental compliance plan in connection with the settlement.